UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2007

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Polaris Way, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2007, Quest Software, Inc. (“Quest”) issued a press release providing certain preliminary financial information for the quarterly period ended September 30, 2007, and providing an update on Quest’s stock option investigation and restatement and proceedings with Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On November 13, 2007, Quest received an additional Nasdaq Staff Determination Letter indicating that Quest is not in compliance with the continued listing requirement set forth in Nasdaq Marketplace Rule 4310(c)(14). The letter was issued in accordance with Nasdaq procedures when Quest did not file its Quarterly Report on Form 10-Q for the period ended September 30, 2007 by the filing deadline. Quest received similar Nasdaq Staff Determination letters relating to its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, September 30, 2006, March 31, 2007 and June 30, 2007, and its Annual Report on Form 10-K for the year ended December 31, 2006.

A copy of the press release issued by Quest announcing receipt of the Nasdaq Staff Determination Letter described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 13, 2007, Quest issued a press release announcing that the Board of Directors of the Nasdaq Stock Market LLC recently provided Quest until January 9, 2008 to file all delinquent periodic reports necessary to regain compliance with the Nasdaq listing requirements. There can be no assurance that Nasdaq will provide Quest with any additional time, if necessary, or that Quest’s common stock will remain listed on the Nasdaq Global Select Market. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed in this Form 8-K under Items 2.02 and 7.01, and the related Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless Quest specifically incorporates the foregoing information into those documents by reference.

Item 8.01	Other Events.

On November 12, 2007, Quest announced that it had acquired substantially all of the assets of Provision Networks, Inc., a privately held provider of enterprise-grade presentation and desktop virtualization solutions. A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Quest Software, Inc. on November 13, 2007.
99.2	Press release issued by Quest Software, Inc. on November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.
Date: November 13, 2007
	By:	/s/ J. Michael Vaughn
J. Michael Vaughn
Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by Quest Software, Inc. on November 13, 2007.

99.2	Press release issued by Quest Software, Inc. on November 12, 2007.